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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 30, 2006


                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware               1-9924                    52-1568099
   -----------------     ------------------        --------------------
   (State or other          (Commission                 (IRS Employer
   jurisdiction of          File Number)             Identification No.)
   incorporation)

          399 Park Avenue, New York, New York               10043
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          (Address of principal executive offices)        (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:


Exhibit No.       Description
1.01              Terms Agreement, dated March 27, 2006, among Citigroup Funding Inc.,
                  Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of Citigroup Funding Inc.'s
                  Stock Market Upturn Notes(SM) Based Upon the S&P 500(R) Index Due July 12,
                  2007.

4.01              Form of Note for Citigroup Funding Inc.'s Stock Market Upturn Notes(SM)
                  Based Upon the S&P 500(R) Index Due July 12, 2007.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 2006                  CITIGROUP INC.



                                        By: /s/ Charles E. Wainhouse

                                        Name:   Charles E. Wainhouse
                                        Title:  Assistant Treasurer